Exhibit 99.1

Global Net Lease First Quarter 2022 Investor Presentation Pictured – McLaren Campus in Woking , U.K.

COMPANY HIGHLIGHTS Best - in - Class , Mission Critical, Net Lease Focused Portfolio : Featuring high portfolio occupancy of 98.7% and complete Original Cash Rent collection (1) for the sixth consecutive quarter, highlighting strong overall operating performance 1 Continued Leasing Momentum: In Q1’22, GNL completed two lease renewals and three tenant expansion projects, totaling 1.2 million square feet and $54 million of net new straight - line rent over the new weighted average Remaining Lease Term (3)(4) 5 Diligent Underwriting and Lease Structuring: As of Q1’22, over 94% of GNL’s leases featured annual rental increases, including, based on straight - line rent, 59% that are fixed - rate and 28% that are based on the Consumer Price Index 6 High - Quality Acquisition Program : Since 2020, over 81% of GNL’s acquisitions have been industrial or distribution, increasing GNL’s exposure to a highly dependable asset class 4 Differentiated Strategy with International Diversification: Portfolio of 235 properties in the U.S. and Canada complemented by a 74 property Europe portfolio that are collectively diversified across 137 tenants in 50 industries 2 2 Long - Term, Embedded Rental Growth From Primarily Investment Grade (2) Rated Tenants: 62% (2) of portfolio annualized straight - line rent is derived from Investment Grade rated tenants 3 Note: Metrics as of March 31, 2022, unless otherwise noted. 1. Cash Rent collected includes both contractual rents and deferred rents paid during the period. 2. As used herein, Investment Grade includes both actual investment grade ratings of the tenant or guarantor, if available, or i mpl ied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of w het her or not the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, whi ch generates an implied rating by measuring a company’s probability of default. The term “parent” for these purposes includes an y e ntity, including any governmental entity, owning more than 50% of the voting stock in a tenant. Ratings information is as of March 3 1, 2022. As of March 31, 2022, GNL’s portfolio was 34% actual investment grade rated and 28% implied investment grade rated. 3. Refer to slide 3 for additional information and basis for metric calculation included in the footnotes. 4. Refer to slide 10 for additional information. Fully Aligned and Experienced Management Team: Fully integrated external management team creates a highly scalable platform and network that has proven to generate robust cross - border acquisition activity 7

3 PORTFOLIO HIGHLIGHTS Portfolio Overview Q1’22 Q1’21 Properties 309 306 Square Feet (millions) 39.3 37.2 Tenants 137 130 Industries 50 48 Countries and Territories 11 10 Leased 98.7% 99.7% Weighted Average Remaining Lease Term (1) 8.4 years 8.3 years % of SLR derived from Investment Grade Tenants (2)(3) 61.9% 66.3% % of leases with contractual rent increases (4) 94.4% 93.9% Metrics for Q1’22 as of March 31, 2022 and as of March 31, 2021 for Q1’21. 1. Weighted average remaining lease term in years is based on square feet as of March 31 , 2022 for Q1’22 and as of March 31, 2021 for Q1’21. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 2. For Q1’22, comprised of 34 % leased to tenants with an actual investment grade rating and 28% leased to tenants with an implied investment grade rating as of March 31, 2022. For Q1’21, comprised of 36% leased to tenants with an actual investment grade rating and 30% leased to tenants with an imp lied investment grade rating as of March 31, 2021. 3. For Q1’22, calculated as of March 31, 2022 using annualized straight - line rent (“SLR”) converted from local currency into USD as of March 31 , 2022 and for Q1’21 , calculated as of March 31, 2021 using annualized SLR converted from local currency into USD as of March 31, 2021 for the in - place lease on the property on a straight - line basis, which includes tenant concessions such as free rent, as applica ble. 4. For Q1’22, percentage of leases with rent increases is based on straight - line rent as of March 31 , 2022 and March 31, 2021 for Q1’21. Contractual rent increases include fixed percent or actual increases, or country CPI - indexed increases. As of March 31, 2022, approximately 59% based on straight - line rent are fixed - rate, 28% are based on the Consumer Price Index, 7% are based on other m easures and 6% do not contain any escalation provisions.

4 Financial Services 12% Auto Manufacturing 12% Consumer Goods 6% Healthcare 5% Technology 5% Freight 4% Aerospace 4% Logistics 4% Telecommunications 4% Energy 3% Engineering 3% Pharmaceuticals 3% Metal Fabrication 3% All Other 24% Investment Grade 62% Non - Investment Grade Rated 35% Not Rated 3% Metal Processing 4% GEOGRAPHICALLY WELL - BALANCED & HIGH INVESTMENT GRADE TENANCY SUPPORTS CONTINUED GROWTH As of March 31 , 2022. 1. Metric based on SLR . Refer to SLR definition included in the footnotes on slide 3. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 2. Credit Rating (1)(2) Tenant Industry (1) Geography (1) Asset Type (1) United States 60% United Kingdom 21% Netherlands 4% Finland 4% France 4% Germany 3% Channel Islands 2% Luxembourg 1% Italy , Canada & Spain 1% Retail 3% Industrial/ Distribution 55% Office 42% Government 4%

5 ATTRACTIVE PORTFOLIO IN LINE WITH INVESTMENT GRADE RATED PEERS GNL’s diversified portfolio of assets that are primarily leased to Investment Grade rated tenants and located in select North American and European countries compares favorably to GNL’s investment grade rated peers Weighted Average Remaining Lease Term (2) Occupancy Rate Percentage Investment Grade Tenants (1) Industrial & Distribution Concentration 10.8 10.5 8.4 6.6 5.8 WPC BNL GNL LXP OPI 61.9% 61.8% 55.3% 29.3% 15.7% GNL OPI LXP WPC BNL 99.8% 99.4% 98.7% 98.5% 91.2% BNL LXP LXP WPC OPI 88.5% 54.8% 49.7% 47.4% 0% LXP GNL WPC BNL OPI Source: Company filings. Note: Company metrics as of March 31, 2022, unless otherwise indicated. Peer metrics as of the last rep orting period of December 31, 2021, unless otherwise indicated. 1. Refer to Investment Grade Rating definition included in the footnotes on slide 2. For the Company, comprised of 34% leased to te nants with an actual investment grade rating and 28% leased to tenants with an implied investment grade rating as of March 31, 2022. Peers report tenants with actual Investment Grade ratings. 2. GNL’s weighted average remaining lease term in years is based on square feet as of March 31, 2022. LXP, OPI, and WPC weight o n a cash basis and BNL may weigh differently than GNL.

6 Tenant Rating Country Property Type % of SLR (1) Caa1 (Moody’s) / B - (Fitch) U.K. Industrial 6% Baa2** U.S. / Canada Distribution 4% Baa1 U.S. / Italy Industrial / Distribution 4% Aaa ** U.S. Office 3% Baa2 U.K. Office 3% Baa3** U.S. Industrial / Distribution 3% Aa3 NETH Office 3% Baa1 U.S. Industrial 3% Baa2 U.S. Distribution 2% Aa1 FIN Industrial 2% BEST - IN - CLASS TOP TEN TENANT BASE Top Ten Tenants As of March 31, 2022. *Represents Moody’s Implied Rating. ** Represents Tenant Parent Rating even if not a guarantor on the lease. 1. Metric based on SLR. Refer to SLR definition included in the footnotes on slide 3. Top Ten Tenants Represent 33 % of SLR (1)

7 Office Distribution Industrial Only Focused on Markets with Quality Sovereign Debt Ratings (S&P) U.S. Finland Luxembourg Germany The Netherlands Canada U.K. France Guernsey Spain Italy AA+ AA+ AAA AAA AAA AAA AA AA AA - A BBB Moody’s: A1 Moody’s: Aaa** Moody’s: Aa3 Moody’s: Aa3 Moody’s: Baa2 Moody’s: Baa2** Moody’s: Baa2 Moody’s: Aa1 Moody’s: Baa1 Moody’s: Baa3* Moody’s: A2 Best - in - class portfolio leased to primarily Investment Grade (1) rated tenants across North America and Europe *Represents Moody’s Implied Rating. ** Represents Tenant Parent Rating even if not a guarantor on the lease. 1. Refer to Investment Grade Rating definition included in the footnotes to slide 2. GNL’s portfolio is 34% leased to tenants wi th an actual investment grade rating and 28% leased to tenants with an implied investment grade rating as of March 31, 2022. Moody’s : Baa3** FOCUS ON WORLD - CLASS TENANTS IN QUALITY SOVEREIGN DEBT RATED COUNTRIES

8 DIFFERENTIATED INVESTMENT STRATEGY Geography Asset Type Property Fundamentals Credit Quality Structure and Pricing • Focus on U.S. and strong sovereign debt rated countries in Continental Europe • Strategically located industrial and distribution facilities • Mission critical, single tenant net lease corporate and headquarter assets • Continuous monitoring of improving or deteriorating credit quality for asset management opportunities • In - house financial and credit review using Moody’s analytics • Analysis of property condition and local market changes • Concentration on long term net leases with contractual rent increases • Deposits and covenants help to further protect deployment of capital GNL is focused on acquiring primarily single - tenant industrial and distribution properties in North America and Continental Europe to generate superior risk - adjusted returns

9 *Represents Moody’s Implied Rating 1. Represents the contract purchase price and excludes acquisitions costs which are capitalized per GAAP. The acquisition costs for acquisitions completed during the 12 months ended December 31, 2021 were $18 .8 million. 2. Weighted Average Cap Rate is a rate of return on a real estate investment property based on the expected, annualized SLR that th e property will generate under its existing lease or leases. Average Cap Rate is calculated by dividing the annualized SLR th e property will generate (before debt service and depreciation and after fixed costs and variable costs) by the purchase price of the property, excluding acquisition costs. The weighted Average Cap Rate is based upon square footage as of the date of acqui sit ion. 3. Represents remaining lease term as of closing date, or expected closing date, and is weighted based on square feet. 4. Based on information as of April 30, 2022. The LOIs are non - binding and may not be completed on their contemplated terms, or at all. 5. Based on the exchange rate of 1.31 U.S. dollars to one British Pound as of March 31, 2022. Management continues to diligently evaluate domestic and international sale - leaseback t ransactions to generate superior risk - adjusted returns A cquisition Name A cquisition Status Credit Rating Property Type Purchase Price (in mm) (1) Wtg. Avg. Cap Rate (2) Wtg. Avg. Lease Term Remaining (3) Closed 2021 Acquisitions Q1’2021 N/A N/A Q2’2021 $249.9 19.4 Q3’2021 $76.5 5.8 Q4’2021 $170.9 16.6 Total 2021 Closed Acquisitions $497.3 8.9% 17.2 Acquisition Pipeline (4) Executive Mailing Services Closed: Q2’22 Baa2* Industrial $13.4 15.0 Scottish Ministers Signed LOI Aa3 Office $13.2 (5) 4.4 Ascense Home Fragrances Signed LOI B2* Industrial $85.3 15.0 Total Acquisition Pipeline $111.9 7.5% 14.6 2022 ACQUISITION ACTIVITY

10 In Q1’22, GNL continued on the renewal leasing momentum it generated in 2021 and proactively executed two lease renewals and three renewal and expansion leases, totaling 1.2 million square feet and $54 million of net new straight - line rent over the new weighted average Remaining Lease Term 2022 Lease Extensions + Expansions European Industrial Tenant Expansion and Renewal Lease Expiration Schedule (1) (Q1’22 vs. Q4’21) U.S. Distribution Tenant Expansion and Renewal Lease Extensions + Expansions Completed 5 Old Weighted Average Remaining Lease Term 2.4 Years New Weighted Average Remaining Lease Term 14.3 Years Net Straight - Line Rent Extended + Expansion $54 million Square Feet Extended + Expansion 1,158,918 Expansion Square Feet 272,292 SF % of Portfolio 2.9% 3% 5% 11% 8% 5% 68% 2% 5% 11% 8% 4% 70% 2022 2023 2024 2025 2026 Thereafter Lease Expiration Schedule (Q4'21) Lease Expiration Schedule (Q1'22) Location Beychac - et - Caillau , France Number of leases 2 Square Feet Extended 152,234 Square Feet of Expansion Space 22,292 New Remaining Lease Term 11 Years Net New Annualized Straight - Line Rent $17 million 1. Based on square feet as of March 31, 2022 for Q1’22 and December 31, 2021 for Q4’21. CONTINUED PROACTIVE LEASING ACTIVITY Credit Rating: Baa3 (Moody’s Implied) Credit Rating: Baa3 (Moody’s Implied) Location South Bend, Indiana Number of leases 1 Square Feet Extended 539,137 Square Feet of Expansion Space 250,000 New Remaining Lease Term 16 Years Net New Annualized Straight - Line Rent $16 million

11 Transaction Overview Tenant PFB Corporation Property Type Industrial Credit Rating PFB Corporation (Moody’s Implied): Ba2 Location Canada (4); US (4) Purchase Price $45.8 million Square Feet 604,236 Weighted Average Remaining Lease Term (1) (years) 20.0 Tenant • PFB Corporation is a Canadian public company founded in 1967 that manufactures energy efficient insulation products for residential and commercial applications • The company also produces geotechnical materials for infrastructure and civil projects, and components for industrial packaging • PFB has a history of successfully acquiring and integrating businesses with complementary brands and capabilities and is well positioned to capitalize on several growth opportunities that we believe will establish the company as a leader in advanced insulation materials in North America Portfolio • The Portfolio consists of eight manufacturing and distribution facilities, four in Canada and four in the US, that collectively encompass 604,236 square feet • At closing, the tenant signed a new 20 - year absolute NNN master lease that features 2.0% annual rent escalations Property and Tenant Overview The portfolio represents the majority of the tenant’s mission - critical industrial and distribution footprint and presented GNL with the opportunity to expand its North American footprint CASE STUDY: FOURTH QUARTER 2021 ACQUISITION - PFB CORPORATION SALE - LEASEBACK PORTFOLIO 1. Refer to basis for metric calculation included in the footnotes on slide 3.

12 GLOBAL GEOGRAPHIC BALANCE Note: Metrics as of March 31, 2022 unless otherwise noted. 1. Refer to basis for metric calculation included in the footnotes on slide 3. 2. Metric based on SLR. Refer to SLR definition included in the footnotes on slide 3. U.S. and Canada Number of Assets: 235 Weighted Average Remaining Lease Term: 8.9 years (1) % of GNL SLR: 61.0% (2) Europe Number of Assets: 74 Weighted Average Remaining Lease Term: 7.1 years (1) % of GNL SLR: 39.0% (2)

13 Office 46% Industrial/Distribution 49% Retail 5% United States & Canada 61% Europe 39% Office 42% Industrial/Distribution 55% Retail 3% Continued Focus Towards Industrial and Distribution Properties and Balanced Geographic Diversification United States & Canada 65% Europe 35% Property Type Concentration (1) Geographic Concentration (1) As of March 31, 2021 As of March 31, 2021 As of March 31, 2022 2022 vs 2021: Industrial / Distribution concentration increased to 55% from 49% as GNL completed several large scale industrial and distribution acquisitions with creditworthy tenants in Q2’21 and 1H’21 As of March 31, 2022 2022 vs 2021: European concentration increased as management leveraged its global network and took advantage of attractive European acquisitions Note: Metrics as of March 31, 2022 unless otherwise noted. 1. Metric based on SLR. Refer to SLR definition included in the footnotes on slide 3. CONTINUED PORTFOLIO FOCUS ON DIVERSIFIED INDUSTRIAL AND DISTRIBUTION ASSETS

14 $5.5 $41.6 $44.3 Net Income Common Stock Dividends AFFO First Quarter 2022 Key Highlights • Since 2020, over 81% of GNL’s acquisitions have been industrial or distribution, increasing GNL’s exposure to a highly depend abl e asset class • GNL leveraged the leasing momentum it generated in 2021 and proactively executed two lease renewals and three renewal and expansion leases in Q1’22. Q1’22 leasing activity totaled 1.2 million square feet and $54 million of net new straight - line rent over the new weighted average Remaining Lease Term • Year over year, annualized straight - line rent derived from industrial and distribution assets increased from 49% to 55% while geographic exposure to Europe increased to 39% from 35% of annualized straight - line rent, as a result of opportunistic cross - border acquisitions • Over 94% of GNL’s leases featured annual rental increases, including, based on straight - line rent, 59% that are fixed - rate and 2 8% that are based on the Consumer Price Index • Collected 100% of Original Cash Rent due across the portfolio for the sixth consecutive quarter • As of March 31, 2022, GNL had ample liquidity of $226 million, including $124 million of cash and cash equivalents and $102 million available for future borrowings under the Company's revolving credit facility (1) Q1’22 Net Loss, AFFO (2) and Common Stock Dividends ($mm) Q1’22 PERFORMANCE HIGHLIGHTS 1. GNL is required to maintain unrestricted cash and cash equivalents (or amount available for future borrowings under credit fa cil ity) in an amount equal to $22 million. 2. Adjusted Funds from Operations (“AFFO”). See “Non - GAAP measures” on slides 24 and 25 for a description of AFFO and slide 27 for a reconciliation of AFFO to net income, the most directly comparable GAAP Financial measure. ($ in millions, except for per share data) Q1 2022 Net Income (Loss) $5.5 Adjusted Funds From Operations (2) $44.3 Adjusted Funds From Operations per Share (2) $0.43 Dividends Paid to Common Stockholders $41.6 Weighted Average Shares Outstanding, Fully Diluted 103.6

15 $3,173 $3,421 $3,763 $4,319 $4,691 $4,617 $135 $149 $146 $135 $171 $182 2017 2018 2019 2020 2021 CONTINUED FOCUS ON DRIVING EARNINGS GROWTH Historical Revenue Growth Core Funds From Operations (1) Real Estate Assets at Cost Adjusted Funds From Operations (1) $259 $282 $306 $330 $391 $389 2017 2018 2019 2020 2021 $ in millions $141 $147 $160 $161 $173 $177 2017 2018 2019 2020 2021 $ in millions $ in millions $ in millions 15 Note: Full year metrics as of the end and for the twelve months ended December 31 for each respective year except for March 3 1, 2022 which is as of quarter end. Q1’22 Annualized numbers represent metrics for the quarter ended March 31, 2022 multiplied by four. Future quarters may not be comparable to the quarter ended March 31, 2022. 1. See “Non - GAAP measures” on slides 23 and 24 for a description of Core FFO and AFFO and slides 27 and 28 for a reconciliation of Core FFO and AFFO to net income, the most directly comparable GAAP Financial measure. 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 Q1'22 Annualized 3/31/22 Q1'22 Annualized Q1'22 Annualized

16 $55 $270 $348 $78 $0 $666 $260 $275 $ 500 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2022 2023 2024 2025 2026 Thereafter Mortgages Credit Facility Unsecured Notes 2% 5% 11% 8% 4% 3% 10% 10% 47% KEY METRICS Metric Q1’2022 Net Debt to Enterprise Value (1) 54.8% Net Debt to Adjusted EBITDA (Q1’22 annualized) (2) 7.7x Interest Coverage Ratio (3) 3.6x Weighted Average Interest Rate (4) 3.4% Weighted Average Debt Maturity (5) 4.0 Years Floating Rate / Fixed Rate (6) 12.4% / 87.6% Debt Metrics Debt by Currency Debt Maturity 1. Enterprise value of $4.3 billion is calculated based on the March 31, 2022 closing price of $15.73 per common share, $25.54 p er Series A Preferred Share, $25.05 per Series B Preferred Share and net debt of $2.3 billion, comprised of the principal amount of GNL’s debt totaling $2.5 billion less cash and cash equivalents totaling $123 million, as of March 31, 2022. 2. For the first quarter 2022, represents net debt equal to $2.3 billion (total debt outstanding of $2.5 billion less cash and c ash equivalents of $124 million) to Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”), annualize d based on first quarter 2022 Adjusted EBITDA multiplied by four. See “Non - GAAP Measures” on slide 25 for a description of Adjusted EBITDA and slide 26 for a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP Financial measure. 3. The interest coverage ratio is calculated by dividing Adjusted EBITDA for the applicable quarter by cash paid for interest (c alc ulated based on the interest expense less non - cash portion of interest expense and amortization of mortgage (discount) premium, net). See “Non - GAAP Measures” on slide 25 for a description of Adjusted EBITDA and Cash Paid for Interest and slide 26 for a reconciliation of Ad jus ted EBITDA and Cash Paid for Interest to net income, the most directly comparable GAAP Financial measure. 4. The weighted average interest rate is based on the outstanding principal balance of the debt of the applicable quarter. 5. Weighted average debt maturity based on outstanding principal balance of the debt as of the last day of the applicable quarte r. 6. Fixed rate debt includes floating rate debt fixed by swaps. 7. The unsecured notes are guaranteed by each subsidiary that is a guarantor under the Company's credit facility, and each futur e s ubsidiary that subsequently guarantees indebtedness under the credit facility. 8. Weighted average remaining lease term in years is based on square feet as of the last day of the applicable quarter. Weighted Average Remaining Lease Term: 8.4 years (8) Lease Expiration Schedule (% of SF Per Year ) (in millions) USD 56% EUR 26% GBP 17% CAD 1% (7)

17 Management structure fully aligned to compensate based on operational outperformance, in turn delivering increased value to shareholders James L. Nelson Chief Executive Officer and President No transactional fees allows for low general and administrative costs, which allows AR Global to provide greater resources at a lower cost (1) Lower Overhead Costs AR Global has sponsored or co - sponsored 15 REITs which have acquired more than $40 billion of real estate since 2007 Experience The audit, compensation, nominating and corporate governance and conflicts committees are comprised of independent directors Corporate Governance Company is supported by a dedicated financial accounting and reporting team, and maintains its own financial reporting processes, controls, and procedures Operational Efficiencies • Currently serves as Chief Financial Officer of New York City REIT • Previously served as Chief Accounting Officer of Global Net Lease • Past experience includes accounting positions with Goldman Sachs and KPMG • Certified Public Accountant in New York State 1. As compared to fees associated with the prior management contract. Chris Masterson 17 FULLY ALIGNED MANAGEMENT STRUCTURE Fully integrated external management team creates a highly scalable platform with a proven, global sale - leaseback origination network Chief Financial Officer, Treasurer and Secretary • Joined GNL as an Independent Board Member in March 2017 • Currently serves as an independent director and chair of the audit committee for Chewy, Inc. He also currently serves as an independent director and member of the audit committee for Xerox Holdings Corporation • Previously served as CEO of Orbitex Management and Eaglescliff Corporation and in various roles on the Boards of Herbalife Nutrition Ltd., Caesars Entertainment Inc., Icahn Enterprises, and Take Two Interactive Software, Inc. Performance Alignment

18 COMPREHENSIVE HEDGING PROGRAM Hedging Foreign Currency Exchange Risk • Provides protection against a weakening in the value of EUR and GBP versus the U.S. Dollar associated with the Company’s foreign property operations Interest Rate Swaps: Fixing Interest on Floating Rate Debt • Cost effective tools that mitigate against adverse fluctuations in interest rates; effectively acting to convert variable rate debt into fixed rate debt resulting in reduced exposure to variability in cash flows related to interest payments Comprehensive hedging program, with a number of components designed to limit the impact of adverse currency and interest rate movements

19 The statements in this presentation that are not historical facts may be forward - looking statements . These forward - looking statements involve risks and uncertainties that could cause actual results or events to be materially different . In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “would,” or similar expressions indicate a forward - looking statement, although not all forward - looking statements contain these identifying words . Any statements referring to the future value of an investment in GNL, as well as the success that GNL may have in executing its business plan, are also forward - looking statements . There are a number of risks, uncertainties and other important factors that could cause GNL’s actual results to differ materially from those contemplated by such forward - looking statements, including those risks, uncertainties and other important factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GNL’s Annual Report on Form 10 - K for the year ended December 31 , 2021 filed with the SEC on February 24 , 2022 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in GNL’s subsequent reports . Further, forward - looking statements speak only as of the date they are made, and GNL undertakes no obligation to update or revise forward - looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law . This presentation contains certain statements that are the Company’s and Management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward - looking statements under Federal Securities laws . Prospective investors are cautioned that any such forward - looking statements are not guarantees of future performance, and involve risks and uncertainties . The Company’s actual future results may differ significantly from the matters discussed in these forward - looking statements, and we may not release revisions to these forward - looking statements to reflect changes after we’ve made the statements . FORWARD LOOKING STATEMENTS

20 RISK FACTORS The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements . • We may be unable to acquire properties on advantageous terms or our property acquisitions may not perform as we expect . • Our ability to continue implementing our growth strategy depends on our ability to access additional debt or equity financing on attractive terms, and there can be no assurance we will be able to so on favorable terms or at all . • Certain of the agreements governing our indebtedness may limit our ability to pay dividends on our common stock, our Series A Preferred Stock, our Series B Preferred Stock, or any other stock we may issue . • If we are not able to generate sufficient cash from operations, we may have to reduce the amount of dividends we pay or identify other financing sources . • Funding dividends from other sources such as borrowings, asset sales or equity issuances limits the amount we can use for property acquisitions, investments and other corporate purposes . • Market and economic challenges experienced by the U . S . and global economies may adversely impact our operating results and financial condition . • We are subject to risks associated with our international investments, including uncertainty associated with the U . K . ’s withdrawal from the European Union, compliance with and changes in foreign laws and fluctuations in foreign currency exchange rates . • Geopolitical instability due to the ongoing military conflict between Russia and Ukraine may adversely impact the U . S . , Europe and global economies . • Inflation and continuing increases in the inflation rate may have an adverse effect on our investments and results of operations . • We are subject to risks associated with a pandemic, epidemic or outbreak of a contagious disease, such as the ongoing global COVID - 19 pandemic, including negative impacts on our tenants and their respective businesses . • We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic viability of our tenants . If a tenant or lease guarantor declares bankruptcy or becomes insolvent, we may be unable to collect balances due under relevant leases . • Our tenants may not be diversified including by industry type or geographic location .

21 RISK FACTORS (CONTINUED) • In owning properties we may experience, among other things, unforeseen costs associated with complying with laws and regulations and other costs, potential difficulties selling properties and potential damages or losses resulting from climate change . • We depend on our Advisor and our Property Manager to provide us with executive officers, key personnel and all services required for us to conduct our operations . • All of our executive officers face conflicts of interest, such as conflicts created by the terms of our agreements with the Advisor and compensation payable thereunder, conflicts allocating investment opportunities to us, and conflicts in allocating their time and attention to our matters . Conflicts that arise may not be resolved in our favor and could result in actions that are adverse to us . • We have long - term agreements with our Advisor and its affiliates that may be terminated only in limited circumstances and may require us to pay a termination fee in some cases . • We have substantial indebtedness and may be unable to repay, refinance, restructure or extend our indebtedness as it becomes due . Increases in interest rates could increase the amount of our debt payments . We may incur additional indebtedness in the future . • The stockholder rights plan adopted by our board of directors, our classified board and other aspects of our corporate structure and Maryland law may discourage a third party from acquiring us in a manner that might result in a premium price to our stockholders . • Restrictions on share ownership contained in our charter may inhibit market activity in shares of our stock and restrict our business combination opportunities . • We may fail to continue to qualify as a real estate investment trust for U . S . federal income tax purposes .

22 DISCLAIMERS • This presentation includes estimated projections of future operating results . These projections were not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections . This information is not fact and should not be relied upon as being necessarily indicative of future results ; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong . Important factors that may affect actual results and cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company and other factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GNL’s Annual Report on Form 10 - K for the year ended December 31 , 2021 filed with the SEC on February 24 , 2022 and subsequent Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K filed with the SEC . The projections also reflect assumptions as to certain business decisions that are subject to change . As a result, actual results may differ materially from those contained in the estimates . Accordingly, there can be no assurance that the estimates will be realized . • This presentation contains estimates and information concerning the Company’s industry and the Company’s peer companies that are based on industry publications, reports and peer company public filings . The Company has not independently verified the accuracy of the data contained in these industry publications, reports and peer company public filings . These estimates and information involve a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information . • All of the concessions granted to the Company's tenants as a result of the COVID - 19 pandemic are rent deferrals with the original lease term unchanged and collection of deferred rent deemed probable . The Company's revenue recognition policy requires that it must be probable that the Company will collect virtually all of the lease payments due and does not provide for partial reserves, or the ability to assume partial recovery . In light of the COVID - 19 pandemic, the FASB and SEC agreed that for leases where the total lease cash flows will remain substantially the same or less than those after the COVID - 19 related effects, companies may choose to forgo the evaluation of the enforceable rights and obligations of the original lease contract as a practical expedient and account for rent concessions as if they were part of the enforceable rights and obligations of the parties under the existing lease contract . As a result, rental revenue used to calculate Net Income and FFO has not been, and the Company does not expect it to be, significantly impacted by deferrals it has entered into . In addition, since the Company currently believes that these deferral amounts are collectable, it has excluded from the increase in straight - line rent for AFFO purposes the amounts recognized under GAAP relating to rent deferrals . • A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time . Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating .

23 DEFINITIONS • Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT . FFO is not equivalent to net income or loss as determined under accounting principles generally accepted in the United States ("GAAP") . • We calculate FFO, a non - GAAP measure, consistent with the standards established over time by the Board of Governors of NAREIT, as restated in a White Paper approved by the Board of Governors of NAREIT effective in December 2018 (the "White Paper") . The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding depreciation and amortization related to real estate, gain and loss from the sale of certain real estate assets, gain and loss from change in control and impairment write - downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity . Our FFO calculation complies with NAREIT's definition . • The historical accounting convention used for real estate assets requires straight - line depreciation of buildings and improvements, and straight - line amortization of intangibles, which implies that the value of a real estate asset diminishes predictably over time . We believe that, because real estate values historically rise and fall with market conditions, including inflation, interest rates, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation and certain other items may be less informative . Historical accounting for real estate involves the use of GAAP . Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP . Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, among other things, provides a more complete understanding of our performance to investors and to management, and, when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income . However, FFO, core funds from operations ("Core FFO") and adjusted funds from operations (“AFFO”), as described below, should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance . The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non - GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO . Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do or calculate Core FFO or AFFO differently than we do . Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs . Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect the proportionate share of adjustments for non - controlling interest to arrive at FFO, Core FFO and AFFO, as applicable . • We consider FFO, Core FFO and AFFO useful indicators of our performance . Because FFO, Core FFO and AFFO calculations exclude such factors as depreciation and amortization of real estate assets and gain or loss from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful - life estimates), FFO, Core FFO and AFFO presentations facilitate comparisons of operating performance between periods and between other REITs .

24 DEFINITIONS (CONTINUED) • In calculating Core FFO, we start with FFO, then we exclude certain non - core items such as acquisition, transaction and other costs, as well as certain other costs that are considered to be non - core, such as debt extinguishment costs, fire loss and other costs related to damages at our properties . The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our core business plan to generate operational income and cash flows in order to make dividend payments to stockholders . In evaluating investments in real estate, we differentiate the costs to acquire the investment from the subsequent operations of the investment . We also add back non - cash write - offs of deferred financing costs and prepayment penalties incurred with the early extinguishment of debt which are included in net income but are considered financing cash flows when paid in the statement of cash flows . We consider these write - offs and prepayment penalties to be capital transactions and not indicative of operations . By excluding expensed acquisition, transaction and other costs as well as non - core costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management’s analysis of the investing and operating performance of our properties . • In calculating AFFO, we start with Core FFO, then we exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non - cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan . These items include early extinguishment of debt and other items excluded in Core FFO as well as unrealized gain and loss, which may not ultimately be realized, such as gain or loss on derivative instruments, gain or loss on foreign currency transactions, and gain or loss on investments . In addition, by excluding non - cash income and expense items such as amortization of above - market and below - market leases intangibles, amortization of deferred financing costs, straight - line rent and equity - based compensation from AFFO, we believe we provide useful information regarding income and expense items which have a direct impact on our ongoing operating performance . We also exclude revenue attributable to the reimbursement by third parties of financing costs that we originally incurred because these revenues are not, in our view, related to operating performance . We also include the realized gain or loss on foreign currency exchange contracts for AFFO as such items are part of our ongoing operations and affect our current operating performance . • In calculating AFFO, we exclude certain expenses which under GAAP are characterized as operating expenses in determining operating net income . All paid and accrued acquisition, transaction and other costs (including prepayment penalties for debt extinguishments) and certain other expenses negatively impact our operating performance during the period in which expenses are incurred or properties are acquired will also have negative effects on returns to investors, but are not reflective of on - going performance . Further, under GAAP, certain contemplated non - cash fair value and other non - cash adjustments are considered operating non - cash adjustments to net income . In addition, as discussed above, we view gain and loss from fair value adjustments as items which are unrealized and may not ultimately be realized and not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance . Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management’s analysis of our operating performance . Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance . By excluding such changes that may reflect anticipated and unrealized gain or loss, we believe AFFO provides useful supplemental information . By providing AFFO, we believe we are presenting useful information that can be used to, among other things, assess our performance without the impact of transactions or other items that are not related to our portfolio of properties . AFFO presented by us may not be comparable to AFFO reported by other REITs that define AFFO differently . Furthermore, we believe that in order to facilitate a clear understanding of our operating results, AFFO should be examined in conjunction with net income (loss) calculated in accordance with GAAP and presented in our consolidated financial statements . AFFO should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions .

25 DEFINITIONS (CONTINUED) • As a result, we believe that the use of FFO, Core FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance including relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities . • We believe that earnings before interest, taxes, depreciation and amortization (“EBITDA”) adjusted for acquisition, transaction and other costs, other non - cash items and including our pro - rata share from unconsolidated joint ventures ("Adjusted EBITDA") is an appropriate measure of our ability to incur and service debt . Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities . Other REITs may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other REITs . • NOI is a non - GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less discontinued operations, interest, other income and income from preferred equity investments and investment securities, plus corporate general and administrative expense, acquisition, transaction and other costs, depreciation and amortization, other non - cash expenses and interest expense . We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level . Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations . Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unlevered basis, providing perspective not immediately apparent from net income . NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of operations . For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level . In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level . NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently . We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements . NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity . • Cash NOI, is a non - GAAP financial measure that is intended to reflect the performance of our properties . We define Cash NOI as net operating income (which is separately defined herein) excluding amortization of above/below market lease intangibles and straight - line adjustments that are included in GAAP lease revenues . We believe that Cash NOI is a helpful measure that both investors and management can use to evaluate the current financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs . Cash NOI should not be considered as an alternative to net income, as an indication of our financial performance, or to cash flows as a measure of liquidity or our ability to fund all needs . The method by which we calculate and present Cash NOI may not be directly comparable to the way other REITs present Cash NOI . • Cash Paid for Interest is calculated based on the interest expense less non - cash portion of interest expense and amortization of mortgage (discount) premium, net . Management believes that Cash Paid for Interest provides useful information to investors to assess our overall solvency and financial flexibility . Cash Paid for Interest should not be considered as an alternative to interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to our financial information prepared in accordance with GAAP .

26 NON – GAAP RECONCILIATIONS Three Months Ended March 31, 2022 March 31, 2021 EBITDA: Net income $ 10,541 $ 4,184 Depreciation and amortization 39,889 39,684 Interest expense 24,123 21,368 Income tax expense 3,095 2,080 EBITDA 77,648 67,316 Impairment charges 230 ─ Equity based compensation 2,727 2,577 Acquisition, transaction and other costs 8 17 Gains on derivative instruments (4,615) (1,842) Other income (295) (15) Adjusted EBITDA 75,703 68,053 Operating fees to related parties 10,076 9,639 General and administrative 3,894 4,128 NOI 89,673 81,820 Amortization of above - and below - market leases and ground lease assets and liabilities, net 330 59 Straight - line rent (2,853) (944) Cash NOI $ 87,150 $ 80,935 Cash Paid for Interest: Interest Expense $ 24,123 $ 21,368 Non - cash portion of interest expense (2,596) (2,279) Amortization of mortgage discounts premiums, net (251) — Total Cash Paid for Interest $ 21,276 $ 19,089

27 FFO AND AFFO RECONCILIATIONS 1. FFO, Core FFO and AFFO for the three months ended March 31, 2022 include income from a lease termination fee of $0.3 million, wh ich is recorded in revenue from tenants in the consolidated statements of operations. While such termination payments occur infrequently, they represent cash income for accounting and tax purposes and as such management believes they sho uld not be ex cluded in both FFO and AFFO. The termination fee of approximately $9.0 million was paid to us by the tenant at the end of the lease term on January 4, 2022; however it was earned and recorded as income evenly over the peri od from September 3, 2021 through January 4, 2022. 2. Represents amounts related to deferred rent pursuant to lease negotiations which qualify for FASB relief for which rent was d efe rred but not reduced. These amounts are included in the straight - line rent receivable on our balance sheet but are considered to be earned revenue attributed to the current period for rent that was deferred, for purposes of AFFO, as they ar e e xpected to be collected. Accordingly, when the deferred amounts are collected, the amounts reduce AFFO. 3. For AFFO purposes, we adjust for unrealized gains and losses. For the three months ended March 31, 2022, the gain on derivative instruments was $4.6 million which consisted of unrealized gains of $4.2 million and realized gains of $0.4 million. For the three months ended March 31, 2021, the gain on derivative instruments was $1.8 million, which consisted of unrealized gains of $1.8 million. 4. Dividends declared to common stockholders only, and do not include distributions to non - controlling interest holders or holders of Series A Preferred Stock or Series B Preferred Stock. Three Months Ended March 31, 2022 March 31, 2021 Funds from operations (FFO): Net income (loss) attributable to common stockholders (in accordance with GAAP) $ 5,483 (832) Impairment charges 230 — Depreciation and amortization 39,889 39,684 FFO (as defined by NAREIT) attributable to stockholders (1) 45,602 38,852 Acquisition, transaction and other costs 8 17 Core FFO attributable to stockholders (1) 45,610 38,869 Non - cash equity based compensation 2,727 2,577 Non - cash portion of interest expense 2,596 2,279 Amortization of above and below - market leases and ground lease assets and liabilities, net 330 59 Straight - line rent (2,853) (944) Straight - line rent (rent deferral agreement) (2) (120) (649) Eliminate unrealized gains on foreign currency transactions (3) (4,210) (1,762) Amortization of mortgage discounts 251 — Adjusted funds from operations (AFFO) attributable to stockholders (1) $ 44,331 40,429 Basic weighted - average shares outstanding 103,596 91,479 Diluted weighted - average shares outstanding 103,596 91,479 Net income per share attributable to common stockholders $ 0.05 (0.01) FFO per share $ 0.44 0.42 Core FFO per share $ 0.44 0.42 AFFO per share $ 0.43 0.44 Dividends declared (4) $ 41,566 36,213

28 ANNUAL FFO AND AFFO RECONCILIATIONS Twelve Months Ended December 31, 2017 December 31, 2018 December 31, 2019 December 31, 2020 December 31, 2021 Funds from operations (FFO): Net income (loss) attributable to common stockholders (in accordance with GAAP) $ 20,731 $ 1,082 $ 34,535 $ (7,775) $ (8,698) Impairment charges — 5,000 6,375 — 17,525 Depreciation and amortization 113,048 119,582 125,996 138,543 163,076 (Gain) loss on dispositions of real estate investments (1,089) 5,751 (23,616) 153 (1,484) Proportionate share of adjustments for non - controlling interest to arrive at FFO (78) — — — — FFO (as defined by NAREIT) attributable to common stockholders (1) $ 132,612 $ 131,415 $ 143,290 $ 130,921 $ 170,419 Acquisition, transaction and other costs 1,979 13,850 1,320 663 141 Loss on extinguishment of debt — 3,897 949 3,601 — Fire loss (recovery) 45 (50) — — — Proportionate share of adjustments for non - controlling interest to arrive at Core FFO (1) — — — — Core FFO attributable to common stockholders (1) $ 134,635 $ 149,112 $ 145,559 $ 135,185 $ 170,560 Non - cash equity based compensation (3,787) 2,649 9,530 10,065 11,032 Non - cash portion of interest expense 4,420 5,193 6,614 7,809 9,878 Amortization related to above - and below - market lease intangibles and right - of - use assets, net 1,930 2,130 1,655 791 242 Straight - line rent (10,537) (6,310) (6,758) (7,937) (5,748) Straight - line rent (rent deferral agreement) (2) — — — 1,808 (1,689) Unrealized loss (income) on undesignated foreign currency advances and other hedge ineffectiveness 3,679 434 (76) 6,039 — Eliminate unrealized losses (gains) on foreign currency transactions (3) 10,182 (7,127) 2,919 6,752 (6,252) Amortization of mortgage discounts and premiums, net 827 1,249 260 13 708 Deferred tax benefit (693) — — — — Proportionate share of adjustments for non - controlling interest to arrive at AFFO (4) — — — — Reimbursement of financing costs from McLaren loan (4) — — — — (5,234) Adjusted funds from operations (AFFO) attributable to common stockholders (1) $ 140,652 $ 147,330 $ 159,703 $ 160,525 $ 173,497 Basic weighted average common shares outstanding 66,878 69,411 85,031 89,483 98,284 Diluted weighted average common shares outstanding 66,878 69,663 86,350 89,483 98,284 Net income (loss) per share attributable to common stockholders $ 0.31 $ 0.01 $ 0.39 $ (0.09) $ (0.20) FFO per share $ 1.98 $ 1.89 $ 1.66 $ 1.46 $ 1.73 Core FFO per share $ 2.01 $ 2.14 $ 1.69 $ 1.51 $ 1.74 AFFO per share $ 2.10 $ 2.11 $ 1.85 $ 1.79 $ 1.77 Dividends declared $ 142,427 $ 147,549 $ 150,922 $ 155,086 $ 156,218 1. FFO, Core FFO and AFFO for the year ended December 31, 2021 include income from a lease termination fee of $8.7 million, whic h i s recorded in Revenue from tenants in the consolidated statements of operations. While such termination payments occur infreq uen tly, they represent cash income for accounting and tax purposes and as such management believes they should be included in both FF O a nd AFFO. The termination fee of approximately $9.0 million was payable by the tenant at the end of the lease term on January 4, 2022, was earned and recorded as income evenly over the period from September 3, 2021 through January 4, 2022, however, we did not rec eive the cash payment until January 4, 2022. Therefore, the cash payment is not part of our cash flows for the period ended D ece mber 31, 2021. 2. Represents amounts related to deferred rent pursuant to lease negotiations which qualify for FASB relief for which rent was d efe rred but not reduced. These amounts are included in the straight - line rent receivable on our balance sheet but are considered to be earned revenue attributed to the current period for rent that was deferred, for purposes of AFFO, as they are expected to be collect ed. Accordingly, when the deferred amounts are collected, the amounts reduce AFFO. 3. For AFFO purposes, we adjust for unrealized gains and losses. For the year ended December 31, 2021, gains on derivative instr ume nts were $5.8 million which consisted of unrealized gains of $6.3 million and realized losses of $0.5 million. For the year e nde d December 31, 2020, losses on derivative instruments were $2.3 million which consisted of unrealized losses of $6.8 million and realize d g ains of $4.5 million. 4. Amount represents a receivable recorded for financing costs we incurred in connection with the mortgage loan that financed th e a cquisition of the global headquarters of the McLaren Group that the McLaren Group is required to reimburse. For accounting pu rpo ses, the receivable for these reimbursable costs is included in prepaid expenses and other assets on the consolidated balance sheet an d i n revenue from tenants in the consolidated statements of operations since the receivable is considered to be earned revenue a ttr ibuted to the current year - to - date period.